UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2011

TROPICANA ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (702) 589-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

The information set forth in Item 8.01 below regarding the entry by Tropicana Entertainment Inc. (the “Company”) into the Waiver Letter is incorporated by reference into this Item 1.01.

Item 8.01    Other Events

On December 19, 2011, the Company made an optional prepayment totaling $26.3 million under its $130.0 million term loan facility under the Company’s credit agreement, dated as of December 29, 2009, among the Company, as borrower, the lenders from time to time party thereto and Icahn Agency Services LLC, as administrative agent and collateral agent (the “Administrative Agent”) (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). The total amount prepaid comprised $25.0 million in repaid principal, plus accrued and unpaid interest thereon and the applicable Prepayment Premium (as such term is defined in the Credit Agreement).

In connection with the prepayment and pursuant to a waiver letter agreement (the “Waiver Letter”) dated as of December 15, 2011, by and among the Company, the Administrative Agent and the Required Lenders (as such term is defined in the Credit Agreement), the Required Lenders waived the requirement under the Credit Agreement that, prior to any optional prepayment of Term Loans thereunder, the Revolving Commitments shall have been terminated or reduced to zero (as such terms are defined in the Credit Agreement). The foregoing description of the Waiver Letter does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as
Exhibit 10.1 and incorporated herein by reference.

An entity affiliated with Carl C. Icahn, Chairman of the Company’s board of directors, is a Lender under the Credit Agreement and constitutes the “Required Lenders” under the Credit Agreement. In addition, the Administrative Agent is an entity affiliated with Mr. Icahn. The terms of the prepayment and the Waiver Letter were approved by the Company’s audit committee.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Waiver Letter Agreement, dated as of December 15, 2011, by and among Icahn Enterprises Holdings LP, as a Lender, Icahn Agency Services LLC, as Administrative Agent and Collateral Agent, and Tropicana Entertainment Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.
Date: December 19, 2011
	By:	/s/ LANCE J. MILLAGE
	Name:	Lance J. Millage
	Title:	Executive Vice President, Chief Financial Officer and Treasurer